CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 25, 2008, relating to the financial statements and financial highlights which appears in the November 30, 2007 Annual Report to Shareholders of Sentinel Group Funds, Inc. which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, ”Independent Registered Public Accounting Firm” and “General Information” in such Registration Statement.

PricewaterhouseCoopers LLP New York, New York March 28, 2008